U.S. Micro Cap Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFSCX)

Summary Prospectus

February 28, 2017

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://us.dimensional.com/fund-documents. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2017, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the U.S. Micro Cap Portfolio is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the U.S. Micro Cap Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.52%

EXAMPLE

This Example is meant to help you compare the cost of investing in the U.S. Micro Cap Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

PORTFOLIO TURNOVER

The U.S. Micro Cap Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the U.S. Micro Cap Portfolio’s performance. During the most recent fiscal year, the U.S. Micro Cap Portfolio’s portfolio turnover rate was 15% of the average value of its investment portfolio.

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Principal Investment Strategies

The U.S. Micro Cap Portfolio, using a market capitalization weighted approach, purchases a broad and diverse group of the securities of U.S. micro cap companies. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. micro cap company, the greater its representation in the Portfolio. Dimensional Fund Advisors LP (the “Advisor”) may adjust the representation in the U.S. Micro Cap Portfolio of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, profitability, and other factors that the Advisor determines to be appropriate, given market conditions. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of U.S. micro cap companies. As of the date of this Prospectus, for the purposes of the U.S. Micro Cap Portfolio, the Advisor considers micro cap companies to be companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2016, the market capitalization of a micro cap company would be $2,143 million or below. This dollar amount will change due to market conditions. When implementing its strategy, the U.S. Micro Cap Portfolio will, as of the date of this Prospectus, generally purchase securities of companies that are in the lowest 4% of total market capitalization but may also purchase securities of companies above this range that are considered micro cap companies under the Advisor’s market capitalization guidelines.

The U.S. Micro Cap Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

The U.S. Micro Cap Portfolio may lend its portfolio securities to generate additional income.

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Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, political, and issuer-specific conditions and events will cause the value of equity securities, and the Portfolio that owns them, to rise or fall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Derivatives Risk: Derivatives are instruments, such as futures contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the U.S. Micro Cap Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the U.S. Micro Cap Portfolio may lose money and there may be a delay in recovering the loaned securities. The U.S. Micro Cap Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The U.S. Micro Cap Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the U.S. Micro Cap Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the U.S. Micro Cap Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and ten year returns, both before and after taxes, compare with those of a broad measure of market performance. The U.S. Micro Cap Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the U.S. Micro Cap Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Micro Cap Portfolio Institutional Class Shares—Total Returns

January 2007-December 2016
Highest Quarter	Lowest Quarter
24.76% (4/09–6/09)	-26.98% (10/08–12/08)

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Annualized Returns (%)

Periods ending December 31, 2016

	1 Year	5 Years	10 Years
U.S. Micro Cap Portfolio
Return Before Taxes	25.63%	16.41%	7.63%
Return After Taxes on Distributions	24.12%	14.91%	6.65%
Return After Taxes on Distributions and Sale of Portfolio Shares	15.72%	13.10%	6.02%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	21.31%	14.46%	7.07%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the U.S. Micro Cap Portfolio. The following individuals are responsible for coordinating the day to day management of the U.S. Micro Cap Portfolio:

•	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2005.

•	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2004.

•	Joel P. Schneider, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2013.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the U.S. Micro Cap Portfolio on each day that the NYSE is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the U.S. Micro Cap Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The U.S. Micro Cap Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the U.S. Micro Cap Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged

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arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions generally will be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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